VARIABLE ACCOUNT A
OF MONARCH LIFE INSURANCE COMPANY
ANNUAL REPORT DECEMBER 31, 2018

This is a copy of the annual report of the variable account in which your Monarch Life Insurance Company variable life insurance policy invests. We take pride in our continued commitment to provide prompt, courteous service to our policyowners. For inquiries regarding your policy, please call our Variable Life Service Center at 1-800-544-0049.

The investment results presented in this report are historical and are no indication of future performance.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Monarch Life Insurance Company and the Policyowners of Variable Account A of Monarch Life Insurance Company:

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the divisions of Variable Account A of Monarch Life Insurance Company indicated in the table below as of December 31, 2018, and the related statements of operations and changes in net assets for each of the periods indicated in the table below (other than Total Return Division, which only includes a statement of operations and changes in net assets for the period January 1, 2018 to March 29, 2018 (date of liquidation)), including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of the Variable Account A of Monarch Life Insurance Company (other than Total Return Division) as of December 31, 2018, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Government Money Market Division (1)	U.S. Government Bond Division (1)	Advantage Large Cap Core Division (1)
Capital Appreciation Division (1)	Balanced Capital Division (1)	High Yield Division (1)
Global Allocation Division (1)	2019 Division (1)	Total Return Division (2)
(1)Statement of operations and changes in net assets for the years ended December 31, 2018 and 2017
(2)Statement of operations and changes in net assets for the period January 1, 2018 to March 29, 2018 (date of liquidation) and the year ended December 31, 2017

Basis for Opinions

These financial statements are the responsibility of the Monarch Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the divisions of Variable Account A of Monarch Life Insurance Company based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of Variable Account A of Monarch Life Insurance Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210 T: (617) 530 5000, F: (617) 530 5001, www.pwc.com/us

estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018 by correspondence with the custodian of the investee mutual funds or unit investment trust. We believe that our audits provide a reasonable basis for our opinions.

Boston, Massachusetts April 19, 2019

We have served as the auditor of one or more of the divisions of Variable Account A of Monarch Life Insurance Company since 1991.

2

VARIABLE ACCOUNT A MONARCH LIFE INSURANCE COMPANY STATEMENTS OF NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,	2018					Due from (to)
		Number of		Assets at	Dividends	Monarch Life
Investments in:	Cost	Shares/Units	NAV	Market Value	Receivable	Insurance Company	Net Assets
Government Money Market Portfolio	$ 12,261,595	12,261,596 $	1.00 $	12,261,596 $	--	$ (266,012) $	11,995,584
U.S. Government Bond Portfolio	3,269,400	293,453	10.58	3,104,731	6,741	(120,274)	2,991,198
Advantage Large Cap Core Portfolio	24,183,997	1,001,014	19.76	19,780,043	--	(395,731)	19,384,312
Capital Appreciation Portfolio	15,326,839	493,985	36.63	18,094,672	--	(317,549)	17,777,123
Balanced Capital Portfolio	39,506,425	2,595,723	13.97	36,262,246	--	(788,695)	35,473,551
High Yield Portfolio	1,792,226	332,497	5.00	1,662,485	7,971	(38,615)	1,631,841
Global Allocation Portfolio	7,849,958	533,673	14.20	7,578,158	--	(355,049)	7,223,109
2019 Trust	110,005	195,034	0.94	183,279	--	(1,154)	182,125

VARIABLE ACCOUNT A
MONARCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2018
	Government Money Market Division	U.S. Government Bond Division	Total Return Division(a)		Advantage Large Cap Core Division	Capital Appreciation Division	Balanced Capital Division	High Yield Division	Global Allocation Division
										2019 Division

Investment Income:
Dividends	$170,623	$83,717		$28,896	$339,347	$61,054	$735,429	$113,887	$120,919	$
Expenses:
Risk Charges and Administrative Expenses	(69,734)	(17,927)		(5,627)	(132,004)	(113,363)	(235,317)	(11,805)	(55,998)		(921)
Transaction Charges	--										(627)
Net Investment Income (Loss)	100,889	65,790		23,269	207,343	(52,309)	500,112	102,082	64,921		(1,548)

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	12	(42,531)		16,033	376,019	1,251,242	887,868	23,116	350,459		1,886
Net Unrealized Gains (Losses)	--	(33,166)		(110,915)	(4,248,335)	(2,781,874)	(5,211,423)	(198,000)	(1,485,112)		1,261
Capital Gain Distributions	--	8,584			2,562,670	2,116,968	2,703,443		410,958
Net Gains and (Losses)	12	(67,113)		(94,882)	(1,309,646)	586,336	(1,620,112)	(174,884)	(723,695)		3,147

Net Increase (Decrease) in Net Assets
Resulting from Operations	100,901	(1,323)		(71,613)	(1,102,303)	534,027	(1,120,000)	(72,802)	(658,774)		1,599

Transfers of Net Premiums	170,330	$39,431		6,416	134,048	89,665	241,627	10,128	58,112		130
Transfers of Policy Loading, Net	(402)	(13)		227	56	(162)	322		(28)
Transfers Due to Deaths	(893,611)	(664,761)		(6,747)	(1,278,363)	(949,837)	(2,948,431)	(95,193)	(2,196,317)
Transfers Due to Other Terminations	(493,466)	(125,809)		(11,769)	(834,260)	(693,222)	(404,095)	(77,999)	(224,393)		(8,069)
Transfers Due to Policy Loans	20,111	35,086		(17,558)	32,978	(11,908)	157,229	11,126	(1,328)		8,066
Transfers of Cost of Insurance	(427,931)	(88,726)		27,047	(552,267)	(497,203)	(1,012,908)	(49,166)	(180,836)		(2,963)
Transfers of Net Loan Cost	(51,528)	(4,863)		3,640	(41,632)	(38,775)	(66,303)	(6,511)	(14,247)		(8)
Transfers Among Investment Divisions	5,654,032	186,634		(4,421,338)	199,323	213,056	(598,992)	(1,276,762)	44,046

Net Decrease in Net Assets
Resulting from Principal Transactions	3,977,535	(623,021)		(4,420,082)	(2,340,117)	(1,888,386)	4,631,551)	(1,484,377)	(2,514,991)		(2,844)

Total Increase (Decrease) in Net Assets	4,078,436	(624,344)		(4,491,695)	(3,442,420)	(1,354,359)	(5,751,551)	(1,557,179)	(3,173,765)		(1,245)
Net Assets - Beginning of Year	7,917,148	3,615,542		4,491,695	22,826,732	19,131,482	41,225,102	3,189,020	10,396,874		183,370
Net Assets - End of Year	$11,995,584	$2,991,199	$		$19,384,312	$17,777,123	$35,473,551	$1,631,841	$7,223,109		$182,125
(a) Fund liquidation.  See Note 1

3

VARIABLE ACCOUNT A MONARCH LIFE INSURANCE COMPANY STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 2017
	Government Money Market Division	U.S. Government Bond Division	Total Return Division	Large Cap Core Division	Capital Appreciation Division	Balanced Capital Division	High Yield Division	Global Allocation Division
									2019
									Division
Investment Income:
Dividends	$35,377	$88,877	$129,172	$296,687	$51,206	$744,773	$187,156	$148,262	$--
Expenses:
Risk Charges and Administrative Expenses	(45,295)	(21,158)	(24,988)	(125,435)	(97,720)	(235,342)	(19,672)	(67,079)	(938)
Transaction Charges	--	--	--	--	--	--	--	--	(639)
Net Investment Income (Loss)	(9,918)	67,719	104,184	171,252	(46,514)	509,431	167,484	81,183	(1,577)

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	--	(16,109)	13,290	548,205	787,314	898,235	45,923	136,490	4,265
Net Unrealized Gains (Losses)	--	(4,619)	35,663	(2,536,305)	2,449,464	(3,090,568)	22,299	1,101,437	(3,238)
Capital Gain Distributions	26	--	--	6,101,884	1,853,558	7,029,506	--	--	--
Net Gains and (Losses)	26	(20,728)	48,953	4,113,784	5,090,336	4,837,173	68,222	1,237,927	1,027

Net Increase (Decrease) in Net Assets
Resulting from Operations	(9,892)	46,991	153,137	4,285,036	5,043,822	5,346,604	235,706	1,319,110	(550)

Transfers of Net Premiums	133,517	48,217	61,496	150,424	92,971	265,198	12,893	61,835	176
Transfers of Policy Loading, Net	(60)	58	57	14	118	(175)	--	33	--
Transfers Due to Deaths	(65,268)	(126,216)	(141,776)	(1,174,425)	(644,866)	(2,107,863)	(19,714)	(507,399)	--
Transfers Due to Other Terminations	(99,702)	(82,280)	(60,505)	(321,228)	(435,924)	(688,665)	(199,749)	(194,803)	(5,228)
Transfers Due to Policy Loans	13,523	(2,017)	27,278	75,615	(19,801)	73,612	18,254	30,642	--
Transfers of Cost of Insurance	(245,514)	(113,339)	(134,482)	(563,775)	(444,142)	(994,956)	(125,870)	(240,484)	(4,208)
Transfers of Net Loan Cost	(38,117)	(7,304)	(10,871)	(47,552)	(43,903)	(61,315)	(10,694)	(16,929)	(251)
Transfers Among Investment Divisions	706,386	(158,240)	(67,044)	125,291	(149,343)	42,521	(116,004)	(383,567)	--

Net Increase (Decrease) in Net Assets
Resulting from Principal Transactions	404,765	(441,121)	(325,847)	(1,755,636)	(1,644,890)	(3,471,644)	(440,884)	(1,250,672)	(9,511)

Total Increase (Decrease) in Net Assets	394,873	(394,130)	(172,710)	2,529,400	3,398,932	1,874,960	(205,178)	68,438	(10,061)
Net Assets - Beginning of Year	7,522,275	4,009,672	4,664,405	20,297,332	15,732,550	39,350,142	3,394,198	10,328,436	193,431
Net Assets - End of Year	$7,917,148	$3,615,542	$4,491,695	$22,826,732	$19,131,482	$41,225,102	$3,189,020	$10,396,874	$183,370

4

NOTE 1-ORGANIZATION

Variable Account A of Monarch Life Insurance Company (the Account) is a segregated account of Monarch Life Insurance Company (Monarch Life) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended (1940 Act), and is currently comprised of eight investment divisions. Seven of the divisions each invest solely in the shares of seven corresponding portfolios of the BlackRock Series Fund, Inc. (Series Fund), a diversified open-end management investment company registered under the 1940 Act. The Series Fund's investment advisor is BlackRock Advisors, LLC. The 2019 division invests solely in the units of the corresponding series trust of The Merrill Lynch Fund of Stripped (“Zero”) U.S. Treasury Securities (the Trusts), which is registered under the 1940 Act as a unit investment trust. The sponsor of the Trusts is Advisor’s Asset Management Inc.

The change in net assets maintained in the Account provides the basis for the periodic determination of the amount of increased or decreased benefits under the policies. The net assets may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum guaranteed death benefit) and other policy benefits. Additional assets are held in Monarch Life's general account to cover the contingency that the guaranteed death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Monarch Life makes certain deductions from premiums before such amounts are transferred to the Account. The deductions are for (1) premiums for optional benefits, (2) additional premiums for extra mortality risks, (3) sales load, and (4) state premium taxes. For certain policies, the sum of deductions (3) and (4) is initially included in the investment base of a policyowner in the Account. This allocated policy loading is subtracted from that policyowner’s investment base in installments during subsequent policy years.

Monarch Life is a wholly-owned subsidiary of Regal Reinsurance Company (Regal Re). On June 9, 1994, the Insurance Commissioner of the Commonwealth of Massachusetts (the Commissioner) was appointed receiver (the Receiver) of Monarch Life in a rehabilitation proceeding pending before the Supreme Judicial Court for Suffolk County, Massachusetts (the Court). A term sheet dated July 19, 1994 (the Term Sheet) among the Commissioner (in her capacity as Commissioner and Receiver) and certain Regal Re shareholders and noteholders and holders of Monarch Life's surplus notes (representing approximately 85% of both the total outstanding Regal Re notes and common stock) (the Holders) was approved by the Court on September 1, 1994. Pursuant to the Term Sheet, the Holders transferred their notes and stock into voting trusts for which the Commissioner is the sole trustee, which effectively vests control of Monarch Life and Regal Re in the Commissioner.

Some insurance departments have either suspended, revoked, or not renewed Monarch Life’s certificate of authority, ordered Monarch Life to cease writing new business, or have requested a voluntary suspension of sales.

Monarch Life currently limits its business to maintaining its existing blocks of disability income insurance policies, variable life insurance policies, and annuity contracts. Monarch Life ceased issuing new variable life insurance policies and new annuity contracts effective May 1, 1992, and new disability income insurance policies effective June 15, 1993.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Monarch Life and Regal Re. The Account cannot be charged with liabilities arising out of any other business of Monarch Life or Regal Re and is held for the exclusive benefit of the policyowners participating in the Account.

The BlackRock Total Return Portfolio was liquidated on March 29, 2018.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Account in preparation of its financial statements.  Preparation of financial statements requires the use of estimates made by management. Actual results may differ from these estimates.  The policies are in conformity with accounting principles generally accepted in the United States of America.

INVESTMENTS:  The investments in shares of the Series Fund and units of the Trusts are valued at fair value, which is the reported net asset value per share and per unit of the respective portfolios and series trusts of the Series Fund and the Trusts each day that the New York Stock Exchange is open. Investment transactions are accounted for on the date the shares and units are purchased or sold. The cost of shares and units redeemed and realized gains and losses are determined on the first-in, first-out method. Dividend income and capital gain distributions received from the Series Fund and the Trusts are reinvested in additional shares of the Series Fund and in units of the Trusts, respectively, and are recorded by the Account on the ex-dividend date.

FEDERAL INCOME TAXES:  For federal income tax purposes, operations of the Account are combined with those of Monarch Life, which is taxed as a life insurance company. Under existing federal income tax law, Monarch Life anticipates no tax liability resulting from the operations of the Account.

FAIR VALUE MEASUREMENT: At December 31, 2018, all of the Account’s recurring fair value measurements, which consist solely of mutual funds and marketable securities, represent Level 1 fair value measurements, which, as defined in Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures, are quoted prices in active markets for identical securities.

NOTE 3-PURCHASES AND SALES OF SECURITIES

Total cost of purchases and proceeds from sales of shares of the Series Fund and units of the Trusts by the Account for the year ended December 31, 2018, are shown below:

	Purchases	Sales
Government Money Market Portfolio	$14,914,045	$10,698,319
U.S. Government Bond Portfolio	184,182	688,097
Total Return Portfolio (a)	55,787	4,529,578
Advantage Large Cap Core Portfolio	3,414,402	3,056,581
Capital Appreciation Portfolio	2,613,432	2,436,697
Balanced Capital Portfolio	4,311,005	5,777,602
High Yield Portfolio	1,014,674	2,403,263
Global Allocation Portfolio	670,880	2,557,246
2019 Trust	--	4,784

(a) Fund liquidation. See Note 1.

NOTE 4 - EXPENSES

Monarch Life assumes mortality and expense risks related to the operations of the Account and deducts a daily charge from the assets of the Account to cover these risks. The daily charge varies by policy form and is currently equal to a rate of .50% to .90% (on an annual basis) of the policyowners’ investment base.

NOTE 5-TRANSACTION CHARGES

Monarch Life pays all transaction charges to the sponsor of the Trusts, on the sale of units of the Trusts to the Account and deducts a daily charge from the assets of each series trust division in the Account for the reimbursement of these transaction charges. The daily charge is currently equal to a rate of .34% (on an annual basis) of the policyowners’ respective investment base.

NOTE 6-CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, are shown below:

                          2018                          2017
Net                                                                Net
Increase                                                                Increase
   Issued                Redeemed       (Decrease)IssuedRedeemed  (Decrease)

Government Money Market Division	367,846	(266,292)	101,554	124,309	(115,025)	9,284
U.S. Government Bond Division	999	(7,103)	(6,104)	245	(4,767)	(4,522)
Total Return Division (a)	213	(37,637)	(37,424)	462	(3,072)	(2,610)
Advantage Large Cap Core Division	1,652	(9,269)	(7,617)	2,189	(7,581)	(5,392)
Capital Appreciation Division	1,715	(8,598)	(6,883)	824	(7,984)	(7,160)
Balanced Capital Division	7,317	(46,761)	(39,444)	3,094	(30,706)	(27,612)
High Yield Division	10,258	(27,922)	(17,664)	3,057	(8,215)	(5,158)
Global Allocation Division	1,681	(29,407)	(27,726)	2,052	(16,023)	(3,971)
2019 Division (a) Fund liquidation. See Note 1	--	(128)	(128)	1	(371)	(370)

NOTE 7-POLICY CHARGES

Monarch Life periodically deducts a charge for mortality cost from a policyowner’s investment base. This charge is for the cost of providing life insurance coverage for the insured.

Monarch Life may charge certain policies a quarterly administrative fee of $12.50. Additionally, Monarch Life may charge an excess reallocation fee of $25.00 for those policyowners who reallocate investment base more than five times a year. These fees (if applicable) would be deducted from a policyowner’s investment base.

Policies that have outstanding policyowner loans are charged an annual net loan cost, which ranges by policy form from .60% to 2.00%. A policyowner’s investment base is reduced by the net loan cost.

NOTE 8-POLICYOWNERS’ INVESTMENT BASE

Policyowners’ investment base for 2018, 2017, 2016, 2015, and 2014 consists of the following:

			At December 31,			For the year ended December 31,
2018	Units	Separate Account Index Lowest to Highest			Policyowner Investment Base	Investment Income Ratio	Expenses as a % of Average Investment Base** Lowest to Highest			Total Return*** Lowest to Highest
Government Money Market Division	300,800	$35.99	to	$41.95	$12,261,576	1.42%	.50%	to	.90%	0.49%	to	0.90%
U.S. Government Bond Division	32,410	83.79	to	97.67	3,111,464	2.54%	.50%	to	.90%	(0.13%)	to	0.27%
Total Return Division (a)	--	105.29	to	122.35	--	0.68%	.50%	to	.90%	(1.63%)	to	(1.54%)
Advantage Large Cap Core Division	68,413	255.17	to	297.42	19,780,025	1.47%	.50%	to	.90%	(5.96%)	to	(5.59%)
Capital Appreciation Division	73,410	215.50	to	251.19	18,094,643	0.30%	.50%	to	.90%	1.47%	to	1.88%
Balanced Capital Division	317,714	102.18	to	117.04	36,262,238	1.80%	.50%	to	.90%	(3.53%)	to	(3.15%)
High Yield Division	19,956	75.66	to	86.31	1,670,455	5.72%	.50%	to	.90%	(3.19%)	to	(2.80%)
Global Allocation Division	93,974	74.00	to	84.02	7,578,157	1.37%	.50%	to	.90%	(8.10%)	to	(7.73%)
2019 Division	7,187	23.56	to	25.50	183,268	--	.84%	to	1.24%	0.47%	to	0.88%
2017
Government Money Market Division	199,246	$35.81	to	$41.66	$8,045,863	0.45%	.50%	to	.90%	(0.45%)	to	(0.05%)
U.S. Government Bond Division	38,514	83.90	to	97.41	3,690,724	2.26%	.50%	to	.90%	0.81%	to	1.21%
Total Return Division	37,424	107.03	to	124.26	4,578,463	2.78%	.50%	to	.90%	2.96%	to	3.37%
Advantage Large Cap Core Division	76,030	271.35	to	315.02	23,294,543	1.34%	.50%	to	.90%	21.15%	to	21.63%
Capital Appreciation Division	80,293	212.37	to	246.55	19,448,564	0.28%	.50%	to	.90%	32.47%	to	32.99%
Balanced Capital Division	357,158	105.92	to	120.84	42,052,410	1.81%	.50%	to	.90%	13.57%	to	14.02%
High Yield Division	37,620	78.15	to	88.79	3,239,884	5.61%	.50%	to	.90%	6.97%	to	7.39%
Global Allocation Division	121,700	80.53	to	91.07	10,599,176	1.41%	.50%	to	.90%	13.04%	to	13.49%
2019 Division	7,315	23.45	to	25.28	184,906	--	.84%	to	1.24%	(0.69%)	to	(0.30%)
2016
Government Money Market Division	189,962	$35.97	to	$41.60	$7,675,853	0.00%	.50%	to	.90%	(0.89%)	to	(0.49%)
U.S. Government Bond Division	43,036	83.23	to	96.24	4,079,788	1.89%	.50%	to	.90%	0.63%	to	1.03%
Total Return Division	40,034	103.96	to	120.21	4,739,538	2.47%	.50%	to	.90%	(2.02%)	to	2.43%
Large Cap Core Division	81,422	223.97	to	258.99	20,537,089	1.40%	.50%	to	.90%	9.70%	to	10.13%
Capital Appreciation Division	87,453	160.32	to	185.39	15,940,559	0.23%	.50%	to	.90%	(0.50%)	to	(0.10%)
Balanced Capital Division	384,770	93.27	to	105.98	39,777,076	1.73%	.50%	to	.90%	7.68%	to	8.11%
High Yield Division	42,778	73.06	to	82.68	3,436,821	5.66%	.50%	to	.90%	13.40%	to	13.85%
Global Allocation Division	135,671	71.24	to	80.24	10,439,354	1.65%	.50%	to	.90%	3.32%	to	3.73%
2019 Division	7,685	23.61	to	25.35	194,830	--	.84%	to	1.24%	(0.10%)	to	0.29%
2015
Government Money Market Division	249,376	$36.29	to	$41.80	$10,122,222	0.00%	.50%	to	.90%	(0.89%)	to	(0.49%)
U.S. Government Bond Division	48,046	82.70	to	95.26	4,508,779	2.10%	.50%	to	.90%	(0.34%)	to	0.05%
Total Return Division	43,742	101.90	to	117.36	5,059,843	2.54%	.50%	to	.90%	(0.59%)	to	(0.20%)
Large Cap Core Division	86,412	204.17	to	235.16	19,822,082	1.13%	.50%	to	.90%	(0.30%)	to	0.10%
Capital Appreciation Division	100,666	161.12	to	185.58	18,358,478	0.13%	.50%	to	.90%	6.31%	to	6.73%
Balanced Capital Division	412,435	86.61	to	98.03	39,491,816	1.64%	.50%	to	.90%	(0.37%)	to	0.02%
High Yield Division	27,609	64.43	to	72.62	1,957,112	5.51%	.50%	to	.90%	(5.47%)	to	(5.10%)
Global Allocation Division	146,922	68.95	to	77.36	10,930,794	1.82%	.50%	to	.90%	(1.51%)	to	(1.12%)
2019 Division	7,837	23.64	to	25.28	198,110	--	.84%	to	1.24%	0.69%	to	1.09%
2014
Money Market Division	315,141	$36.62	to	$42.01	$12,846,324	0.00%	.50%	to	.90%	(0.89%)	to	(0.49%)
U.S. Government Bond Division	51,536	82.99	to	95.21	4,828,514	2.10%	.50%	to	.90%	5.01%	to	5.42%
Total Return Division	45,646	102.50	to	117.59	5,293,764	3.05%	.50%	to	.90%	5.95%	to	6.37%
Large Cap Core Division	97,516	204.78	to	234.92	22,354,559	1.07%	.50%	to	.90%	11.78%	to	12.22%
Capital Appreciation Division	105,287	151.56	to	173.87	18,016,120	0.17%	.50%	to	.90%	7.96%	to	8.39%
Balanced Capital Division	447,038	86.94	to	98.01	42,816,015	1.83%	.50%	to	.90%	10.08%	to	10.51%
High Yield Division	38,645	68.16	to	76.52	2,885,558	5.24%	.50%	to	.90%	0.97%	to	1.37%
Global Allocation Division	156,255	70.01	to	78.23	11,785,978	2.51%	.50%	to	.90%	1.41%	to	1.81%
2019 Division	7,987	23.47	to	25.01	199,713	--	.84%	to	1.24%	1.80%	to	2.21%

 (a) Fund liquidation. See Note 1

NOTE 8-POLICYOWNERS’ INVESTMENT BASE (Continued)

*These ratios represent dividends received by the Account’s divisions from the underlying investments, divided by the respective division’s average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions to the Account’s unit values. The recognition of investment income by the Account’s divisions is affected by the timing of the declaration of dividends by the underlying investments.

**These ratios represent the expenses of the Account (consisting primarily of mortality and expense risk charges) which result in a direct reduction to the Account’s unit values. Expenses of the underlying investments and any charges made directly to a policy (through the redemption of units) are excluded.

***These ratios represent the total return of the Account’s divisions. These ratios include changes in the values of the underlying investments and deductions for items included in the expense ratios. These ratios do not include any policy charges; inclusion of these amounts in the calculations would result in reductions in the ratios.

NOTE 9-DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, as amended (the Code), a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a life insurance policy for federal tax purposes for any period for which the investments of the segregated asset account, on which the policy is based, are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Monarch Life believes, based on assurances from the Series Fund and the Trusts, that the Account satisfies the current requirements of the regulations.

NOTE 10-PRINCIPAL UNDERWRITING AND GENERAL DISTRIBUTOR

Baystate Capital Services, Inc. (BCSI), is the principal underwriter and general distributor of the policies maintained in the Account.  BCSI is a wholly-owned subsidiary of Monarch Life.

NOTE 11-SUBSEQUENT EVENTS

Management has determined that no subsequent events have occurred following the balance sheet date of December 31, 2018 which require recognition or disclosure in the financial statements.

59598  05/18